Exhibit 99.9
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the units representing limited partner interests in Duncan Energy Partners L.P. beneficially owned by each of them, as applicable, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

Dated: May 18, 2010	RANDA DUNCAN WILLIAMS
	By:	/s/ Randa Duncan Williams

Dated: May 18, 2010	The DD LLC TRUSTEES pursuant to the Dan Duncan LLC Voting Trust Agreement
	By:	/s/ Randa Duncan Williams
Randa Duncan Williams
Trustee

/s/ Ralph S. Cunningham
Dr. Ralph S. Cunningham
Trustee

/s/ Richard H. Bachmann
Richard H. Bachmann
Trustee

Dated: May 18, 2010	The EPCO TRUSTEES pursuant to the EPCO, Inc. Voting Trust Agreement
	By:	/s/ Randa Duncan Williams
Randa Duncan Williams
Trustee

/s/ Ralph S. Cunningham
Dr. Ralph S. Cunningham
Trustee

/s/ Richard H. Bachmann
Richard H. Bachmann
Trustee

Joint Filing Agreement Signature Page

Dated: May 18, 2010	The ESTATE of DAN L. DUNCAN
	By:	/s/ Randa Duncan Williams
Randa Duncan Williams
Independent Co-Executor

/s/ Ralph S. Cunningham
Dr. Ralph S. Cunningham
Independent Co-Executor

/s/ Richard H. Bachmann
Richard H. Bachmann
Independent Co-Executor

Dated: May 18, 2010	DD SECURITIES LLC
	By:	/s/ W. Randall Fowler
W. Randall Fowler
Executive Vice President, Chief Financial Officer and Treasurer

Dated: May 18, 2010	ENTERPRISE PRODUCTS COMPANY
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Chief Executive Officer, President and Chief Legal Officer

Dated: May 18, 2010	EPCO/FANTOME, LLC
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	EPCO HOLDINGS, INC
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Joint Filing Agreement Signature Page

Dated: May 18, 2010	DAN DUNCAN LLC
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	EPE HOLDINGS, LLC
	By:	Dan Duncan LLC, its sole member

	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	ENTERPRISE GP HOLDINGS L.P.
	By:	EPE Holdings, LLC, its general partner

	By:	Dan Duncan LLC, its sole member

	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	ENTERPRISE PRODUCTS GP, LLC
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products GP, LLC, its general partner

	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	ENTERPRISE PRODUCTS OLPGP, INC.
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Joint Filing Agreement Signature Page

Dated: May 18, 2010	ENTERPRISE PRODUCTS OPERATING LLC

By: Enterprise Products OLPGP, Inc., its sole manager

	By:	/s/ Richard H. Bachmann Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	ENTERPRISE PRODUCTS GTM, LLC

	By:	/s/ Darryl E. Smith Darryl E. Smith
Manager

Dated: May 18, 2010	ENTERPRISE GTMGP, LLC

	By:	/s/ Michael A. Creel Michael A. Creel
Executive Vice President and Chief Financial Officer

Dated: May 18, 2010	ENTERPRISE GTM HOLDINGS L.P.

By: Enterprise GTMGP, LLC, its general partner

	By:	/s/ Michael A. Creel Michael A. Creel
Executive Vice President and Chief Financial Officer
Joint Filing Agreement Signature Page